SEMI-ANNUAL REPORT OCTOBER 31, 2000

[Logo SouthTrustFunds]

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE

Dear Investor:

          I am pleased to present the Semi-Annual Report of the SouthTrust Funds, for the six-month reporting period ending October 31, 2000. This report begins with an investment review of the economy and developments in the financial markets over the period. Next, you’ll find a complete list of investments and financial statements for SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax Free Income Fund, SouthTrust Value Fund and SouthTrust Growth Fund.

          The highlights for each fund over the six-month reporting period are as follows.

SouthTrust U.S. Treasury Money Market Fund

          This portfolio of U.S. Treasury money market securities paid a dividend stream totaling $0.03 per share in dividends over the reporting period. The fund’s net assets totaled $954.1 million at the end of the reporting period.*

SouthTrust Income Fund

          SouthTrust Income Fund, a diversified portfolio of income-producing investments, paid dividends totaling $0.28 per share. The total return was 3.68%, or 0.06% adjusted for the sales charge. The fund’s net asset value increased by $0.06.** Net assets in the fund totaled $62.7 million at the end of the reporting period.

SouthTrust Bond Fund

          This fund’s diversified portfolio of high-quality corporate and government bonds paid income distributions totaling $0.29 per share, while the fund’s net asset value rose from $9.67 to $9.82. As a result, the fund produced a flat total return of 4.60%, or 0.94% adjusted for the fund’s sales charge.** Total net assets in the fund reached $129.8 million at the end of the reporting period.

SouthTrust Alabama Tax Free Income Fund

          This fund is designed for tax-sensitive Alabama residents. It pursues double-tax-free income—income free from federal regular income tax and Alabama income-tax by investing in high-quality securities issued by Alabama municipalities.† During the six-month reporting period, the fund produced income totaling $0.21 per share as the net asset value rose from $9.87 to $10.16. As a result, the fund produced a total return of 5.12%, or 1.42% adjusted for the sales charge.** Total net assets in the fund reached $53.9 million at the end of the reporting period.

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Concluded)

SouthTrust Value Fund

          The fund’s portfolio primarily consists of undervalued stocks with long-term growth potential issued by large, established, and well-managed companies that are leaders in their industries. During the six-month reporting period, the fund produced a flat total return of 3.85%, or (0.83%) if taking into account the fund’s sales charge. The fund paid $0.04 per share in dividends and $1.30 per share in capital gains.** The net asset value declined by $0.74. Net assets totaled $316.0 million at the end of the reporting period.

SouthTrust Growth Fund

          SouthTrust Growth Fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings—and have high potential to continue that growth. It complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. Over the six-month reporting period, SouthTrust Growth Fund produced a total return of (1.25%), or (5.69%) adjusted for the sales charge, resulting from a $0.13 decrease in its net asset value.** Net assets in the fund totaled $90.2 million at the end of the reporting period.

          As always, we thank you for pursuing your financial goals through the professional management and diversification of the SouthTrust Funds. We look forward to keeping you up-to-date on your progress.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
December 15, 2000

*
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The maximum sales charge is 3.50% for the bond funds and 4.50% for the equity funds.

†	Income may be subject to the federal alternative minimum tax.
SOUTHTRUST FUNDS
INVESTMENT REVIEW

Investment Review

          The past six months have represented a sharp contrast to the investment environment that existed in late 1999 and early 2000. After a period of extended economic growth that surpassed all forecasts, the economy has finally started to slow. The lagged impact of six Federal Reserve Board (the “Fed”) rate hikes appears to be taking hold. The unlimited flow of capital to support almost every new economy company, irregardless of whether they had a prudent business plan has stopped. Top economists have even given a 40% probability to the economy slipping into recession, a term many investors had come to believe was obsolete. Even inflation, driven by the highest energy prices in a decade, is giving the first serious challenge to disinflation since 1990.

          In hindsight, optimism over the new economy technology, media, and telecommunication (TMT) stocks fed on itself. TMT companies spent so heavily for the future they created their own demand and growth. Computer upgrading and projects to prepare for the new millennium also created artificially high spending. While many companies used their inflated stock prices to acquire other companies, they also borrowed to acquire and spend for the future. Adding to the whole scenario was the Fed pumping money into the system to safeguard us from new millennium concerns. Now, it is apparent many new economy companies overspent and over borrowed. Investors, or more realistically speculators, expecting unrealistic returns, many using borrowed funds, are now pulling money out of the market as a dose of reality has set in. Six Fed rate hikes, high energy costs, slowing (post January 1, 2000) monetary growth and pressures from high debt levels coupled with losses by sp eculators, who chased TMT leaders in search of instant wealth, have changed the investment environment dramatically. Internet companies are disappearing as quickly as they started. Access to capital now requires more than a “.com” name; it requires good management and a prudent business plan. The “Internet mania” is over and opportunities now appear to favor prudent investors, not speculators.

Economic Perspective

          Six months ago we were beginning to see signs that the sharp upward move in short-term interest rates, rising energy costs, slowing monetary growth and Fed tightenings might be starting to have an impact. But, record high consumer optimism fueling consumer spending kept the economy stronger than expected until the third quarter. Now, the carnage in TMT stocks coupled with high corporate and consumer debt all seems to be coming together to slow the economy and corporate earnings. The new question has become whether we will experience a hard landing in the economy or even a recession versus the soft landing almost everyone had expected once the economy slowed.

          Ironically, the current election uncertainty which helps ensure Congressional gridlock for the next four years, will likely be viewed favorably by investors as government inaction has historically created the best stock market returns. While the probability of a recession has increased significantly, odds still favor the longest economic expansion in history continuing, but with more subdued growth. Inflation is also giving a serious challenge to the long-term disinflationary trend. However, once again the excess supply of goods and services available in the global economy will probably keep inflation low once oil prices return to more sustainable levels, which appear to be well below those currently being experienced. Slow economic growth and low inflation keeps an environment favored by investors, but probably not one healthy for speculation.

Fixed Income Review

          The long, but volatile, bull market in bonds that began in 1982 is facing a serious challenge. That challenge has been fed by higher inflation and the liberal lending standards of recent years. However, a new savior has come to the rescue of the bull market, the first U.S. Government surplus in decades. Government repurchases of Treasury debt, coupled with investor money rediscovering bonds as a prudent balance to the volatile stock market, have kept interest rates in a downtrend since early May. Lower U.S. Treasury yields have not necessarily helped all bonds. Credit concerns resulting from high corporate debt loads in a period of slowing economic growth and a tough, highly competitive business environment have caused credit spreads to widen sharply. Low quality bond credits have been severely punished, while all corporate debt has suffered versus the strength in Treasuries. The yield curve also remains inverted, keeping the pressure on short-term borrowing.

          Bonds have demonstrated their balancing effect for investors who prudently allocate their portfolios. With bonds appearing to be underowned by both individuals and institutions, an economy that’s slowing, and odds favoring lower inflation once the current energy scare is over, the bull market for bonds may not be over. However, it is important to recognize that while a recession is positive for bonds, our government surplus could quickly disappear, thus ending the major source of demand for Treasuries. In addition, any economic or political problems that cause the dollar to weaken could result in record selling of our debt by foreign investors, which could put downward pressure on both our bond and stock markets.

          Everything considered, the extreme volatility in the stock market is likely to keep demand for bonds intact. With the economic environment looking friendly for bonds, the bull market is probably not over, just being seriously challenged. Any return to more realistic investor expectations should work to the favor of bonds.

Equity Review

          Given the magnitude and accelerating speed with which Internet companies are closing and the sharp price drops of most new economy TMT stocks, it’s unlikely the “Internet mania” can regain its luster. It appears many investors, including professionals, that held the stocks during the corrections are now more interested in selling on strength than buying more. The excessive valuations and total disregard for fundamentals, such as the potential for earnings, appear to be more and more accepted as a speculative mania than a long-term change in investing patterns. Even with the correction in the broad stock market and bear market for Nasdaq Composite Index (Nasdaq) stocks, a few large leading companies continue to sell at very rich valuations which imply a level of earnings growth unlikely to be attained. These few stocks with large market capitalizations continue to distort the valuation of the general market. But now, most stocks appear fairly priced, with the price weakness in some stocks appearing excessive. This divergence in valuation has, in our estimation, created excellent opportunities for investors who, like us, believe in sound financial and fundamental analysis. Our focus, as always, is on spending as much time trying to understand downside risk as we do upside potential. Our portfolio managers have successfully invested through many market cycles and were never tempted to follow speculators seeking short-term gains, rather they stuck to prudent disciplines that have worked over the long term. Both of our equity funds seek out companies with shareholder oriented managements, strong balance sheets, and cash flow, plus realistic business plans that greatly enhance the prospects for above-average earnings growth. Our SouthTrust Growth Fund focuses on the largest, best-managed companies and buying them at reasonable prices. The SouthTrust Value Fund is focused on identifying exceptional buying opportunities in companies whose fundam entals are improving or strong, yet unrecognized and unrewarded by investors, creating an attractive buying opportunity.

          We sincerely appreciate your interest in the SouthTrust Funds, and the confidence you have shown in allowing us to manage your wealth. It is a responsibility we take very seriously as fellow shareholders.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

SouthTrust U.S. Treasury Money Market Fund

          Reflecting three interest rate increases by the Fed, totaling one percentage point, during the past six months, yields on overnight repurchase agreements rose by almost 75 basis points during the past six months. During this period of rising interest rates, overnight repurchase agreements have provided similar yield to those on three to six month U.S. Treasury Bills. The fund took advantage of attractive overnight rates and the investment flexibility they provide by generally maintaining a 75% allocation to overnight repurchase agreements throughout the past six month reporting period. It is anticipated that the fund will eliminate its allocation to repurchase agreements over year-end to provide exemption from Intangible taxes for its investors.

SouthTrust Income Fund

          Sector allocation and security selection continued to be key drivers for the performance of the SouthTrust Income Fund during the 6-month reporting period ended October 31, 2000. The fund benefited from a maturity structure that was modestly longer than its benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index.* The performance of the fund benefited from its strategic overweight allocation to corporate debt during most of the second and third quarters. Beginning in October, though, corporations started warning investors that fourth quarter earnings will be lower than projected. Subsequently, yields on corporate debt began to increase relative to U.S. Treasuries (“widen”) reflecting the lower future profitability of corporations. The widening of corporate debt caused them to lose value during the month of October and erase much of the gain achieved during the first nine months of the year. Through October 31, 2000, the 6-month re turns of the fund at net asset value (NAV) was 3.68%. This compares to the 6-month returns of the benchmark of 4.7%.**

          The fund benefited from its increased allocation to debt of diversified finance and energy distribution companies during the past six months. Bonds of these companies countered the yield spread widening trend of the corporate debt market and provided price stability for the fund. The allocation to short-term mortgages also positively contributed to the performance of the fund. The most severe earnings warnings occurred in specialty finance, telephone and oil dependent sectors of the economy with debt of lower rated companies in these sectors widening more than higher rated companies. It is anticipated that the fund will not increase its allocation to corporate debt through year-end as the risk of negative price movement in this sector is projected to be greater than the incremental return provided by their higher yield.

SouthTrust Bond Fund

          The past six months was a more favorable environment for fixed income investors than 1999. For the six month reporting period ended October 31, 2000 the SouthTrust Bond Fund returned 4.60% at NAV.** During the six month reporting period, an aggressive monetary policy drove the Federal Open Market Committee to raise short terms rates 50 basis points, increasing the fed funds target rate to 6.5%. Although there have been no other short term rate changes, the Fed has pledged to continue a vigilant watch for signs of increasing inflation.

          Yields of U.S. Treasuries maturing from 2- to 30-years declined 76 and 17 basis points, respectively. The 30-year bellwether Treasury rose to 6.24% in early April and ended the six month reporting period at 5.78%, as signs of an economic slowdown began to emerge. Shorter maturities declined on expectation that the Fed had completed it’s tightening cycle and a shift to monetary easing would be forthcoming. Corporate bonds underperformed U.S. Treasuries as spreads moved modestly wider with new corporate issuance well received by investors. Because of the credit risk involved in owning corporate bonds, investors expect to be compensated to partially offset this risk.

          The fund has benefited from its exposure to U.S. Treasuries as corporate spreads have widened over the course of the year. When federal agencies that provide funding for mortgage financing came under fire in Congress, their spread relationships to U.S. Treasuries widened, presenting an opportunity which the fund capitalized on. Ultimately, these spreads have tightened which has created appreciation for the fund. The fund is favoring intermediate-term securities as longer-term interest rates have begun to rise and the yield curve has steepened on the belief that the next Fed move will be an ease.

SouthTrust Alabama Tax-Free Income Fund

          Over the past six months, municipal yields have drifted lower increasing the value of outstanding bonds. Yields on maturities of 5- to 15-years have declined between 18 and 41 basis points, respectively, since the beginning of the year. For the six month reporting period ended October 31, 2000 the SouthTrust Alabama Tax-Free Income Fund returned 5.12% at NAV.**

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

           Although individual investor demand for municipals has been consistently strong, supply has been limited. National tax-exempt new-issue supply through the end of October declined 28% from 1999, and in Alabama issuance dropped 57%. Strong demand combined with lessened supply has led to lower yields and increased asset value of municipal bonds.

          Security purchases in longer maturities secured income and enhanced shareholder’s total return. Unlike the Treasury curve, which inverted in January, the municipal curve remained positively sloped as reduced demand from “natural buyers” of longer maturities created higher income and total-return potential.

SouthTrust Value Fund

          Despite the speculative market of late 1999 and early 2000, our Value Fund has been a strong performer during this period. Over the past six months, our fund is 4.9% ahead of the Standard & Poor’s 500 Index (S&P 500) with the fund having a total return of 3.85% versus (0.85%) for the S&P 500. Value stocks have gained a significant performance lead over growth stocks in 2000, and the odds appear greatly enhanced that the return to prudent fundamental analysis and valuation may last for sometime. The once highflying Nasdaq has fallen sharply since March and the damage done makes a quick return to favor unlikely. Market analysis seems to find more investors waiting for strength to sell their TMT stocks than looking for an opportunity to buy more. So far in 2000, S&P 500 technology sector stocks are down 15.7% while our fund’s technology stocks are down under 1%. Our stock selections in the finance, healthcare and utility secto rs are all up sharply this year, helping drive the fund’s strong performance.

          While we are having an excellent year, what gets us excited is the opportunities we perceive that are being created by the tremendous volatility in the prices of individual stocks. Many stocks that were market leaders have been knocked down to prices that are well below those believed possible only in the most severe bear market. Our Value Fund has been able to position it’s portfolio in a balance of attractively valued leading companies and in carefully analyzed stocks that have been harshly punished by the market. In all cases, our analysis shows fundamental strengths which we believe are unrecognized in today’s market, creating potentially attractive long-term returns. For instance, our largest holdings include Honeywell (whose value was recently recognized in an acquisition offer by General Electric), Abbott Labs, United Technologies and First Data. All of which are leading companies that we believe still represent excellent value. We have initiated positions in companies like J.C. Penney, whose stock has fallen 85% from its all-time high. The company has strong new management and tremendous opportunity if it can achieve even a modest turnaround. Its Eckerd Drug Store division could easily be worth far more than what the entire company now sells for. Whether it be their strong Internet positioning or prime mall space, our analysis shows significant upside relative to downside risk from current levels. Circuit City is another recent purchase where we believe the remodeling process could eventually lead to very attractive returns, the same as our timely purchase of Abercombie & Fitch earlier this year generated.

          Our best returns in 2000 have been boosted by market leaders who qualities weren’t generally recognized. Abercrombie & Fitch, Ace Ltd., Healthsouth, Sunguard Data, and Coastal Corporation are all up over 100% this year. Meanwhile some of our holdings, whose prices are down this year like Motorola, Symantec, Ingersoll-Rand, Computer Sciences, and Unisys appear, by our analysis, to represent very attractive return potential.

          We believe the two-tiered stock market provides a fund like ours, that can be opportunistic in seeking out attractive valuations, an excellent environment. While our overall stock market outlook continues to be cautious over the near-term because of a few large capitalization companies that still look to be overpriced on our analysis, our outlook for the broad market is far more bullish. The key to our Value Fund’s success rests in our ability to find hidden gems and purchase them while other investors are cautious or have not yet focused on them. The market’s gradual rotation back towards well-run, attractively valued stocks and the sharp price swings in individual stocks, even on only modestly negative news, creates in our view, an ideal environment for our Value Fund.

SouthTrust Growth Fund

          For the six months reporting period ended October 31, our Growth Fund’s performance has been approximately in line with that of the S&P 500. Except for a brief rally this summer, the Nasdaq has retraced most of the sharp gains it made between last October and March of this year. Investors have become less willing to chase new economy technology companies that are priced for unrealistic growth or those that have no earnings at all in an environment of decelerating profit growth. The playing field has become more level within growth sectors and we believe, a more balanced, broadly-based equity market environment is in front of us. Market leadership appears to be rotating from technology to other sectors.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

           While many well-established technology leaders have underperformed during the last six months, we have had good performances in most of our consumer staples, finance, and healthcare holdings. Many of the stocks held in these sectors have appreciated 20 to 30% helping to offset the declines in the technology and telecommunications sectors.

          Two stocks we have recently purchased are Costco and Medtronic. Costco operates membership warehouses in the United States, Canada, United Kingdom, and Asia. The warehouses offer members a variety of branded and private label products at discount prices. Costco limits specific items in each product line to fast-selling models, sizes, and colors, carrying approximately 4,000 items per warehouse. The company believes that operating efficiencies, high sales volume, and rapid inventory turnover enables it to operate profitably at much lower gross margins than other wholesale clubs and discount retailers. Costco’s mid-year price weakness presented us with the opportunity to initiate the position at what we believe will prove to be a very attractive price. Medtronic is the world’s leading medical technology company specializing in implantable and interventional therapies. Primary products include those for cardiac rhythm management, heart failur e management, vascular disease, and neurological disorders. Medtronic is an excellent company that dominates many rapid growth medical technology markets. Concerns in August about top line growth and increased research and development spending provided us with what we believe to be an attractive entry point into this quality stock. These two large-cap industry leaders purchased at what we believe to be attractive prices are representative of the type of holdings we constantly search for in the SouthTrust Growth Fund.

          We believe the SouthTrust Growth Fund is ideally positioned to benefit from the more fundamentally driven, broad-based market we envision. During periods of slowing earnings growth, as we appear to be currently experiencing, the stock market tends to gravitate towards large, well managed, stable growth companies, which are exactly what we seek to own in the SouthTrust Growth Fund.

*
The Merrill Lynch 1-5 Year Corporate/Government Index is a market capitalization weighted index including U.S. government and fixed-coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Quality range is BBB3-AAA. Maturities for all bonds are more than one year and less than five years. Indexes are unmanaged and investments cannot be made in an index.

**
Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total returns for the six-month reporting period, based on offering price (i.e., less any applicable sales charge), for the SouthTrust Income Fund, Bond Fund, Tax-Free Income Fund, and Value Fund, were 0.06%, 0.94%, 1.42%, and (0.83%) respectively.

***
The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

†	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS—23.4%
	U.S. TREASURY BILLS—6.2%
$ 30,000,000	(1)6.352%, 1/25/2001	$ 29,564,375
30,000,000	(1)6.366%, 1/18/2001	29,598,950

	TOTAL	59,163,325

	U.S. TREASURY NOTES—17.2%
105,000,000	4.500%—5.250%, 1/31/2001	104,612,573
30,000,000	5.375%, 2/15/2001	29,912,058
30,000,000	5.750%, 11/15/2000	29,991,944

	TOTAL	164,516,575

TOTAL U.S. TREASURY OBLIGATIONS		223,679,900

(2)REPURCHASE AGREEMENTS—76.8%
43,000,000	Barclays de Zoete Wedd Securities, Inc., 6.450%, dated 10/31/2000, due 11/1/2000	43,000,000
43,000,000	Bear, Stearns and Co., 6.560%, dated 10/31/2000, due 11/1/2000	43,000,000
43,000,000	Chase Government Securities, Inc., 6.530%, dated 10/31/2000, due 11/1/2000	43,000,000
43,000,000	Dresdner Securities (USA), Inc., 6.540%, dated 10/31/2000, due 11/1/2000	43,000,000
207,491,000	Greenwich Capital Markets, Inc., 6.550%, dated 10/31/2000, due 11/1/2000	207,491,000
43,000,000	J.P. Morgan & Co., Inc., 6.480%, dated 10/31/2000, due 11/1/2000	43,000,000
43,000,000	Lehman Brothers, Inc., 6.540%, dated 10/31/2000, due 11/1/2000	43,000,000
43,000,000	Merrill Lynch, Pierce, Fenner & Smith, 6.500%, dated 10/31/2000, due 11/1/2000	43,000,000
43,000,000	Morgan Stanley Group, Inc., 6.480%, dated 10/31/2000, due 11/1/2000	43,000,000
SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Concluded)

Principal Amount		Value
$181,000,000	Warburg Securities, 6.530%, dated 10/31/2000, due 11/1/2000	$181,000,000

TOTAL REPURCHASE AGREEMENTS		732,491,000

TOTAL INVESTMENTS (at amortized cost)(3)		$956,170,900

(1)	Yield at date of purchase.

(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(3)	Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($954,074,870) at October 31, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited)

Principal Amount		Value
CORPORATE BONDS—45.6%
	CHEMICALS—2.4%
$1,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	$ 970,402
550,000	Solutia, Inc., Note, 6.50%, 10/15/2002	532,018

	TOTAL	1,502,420

	CONSUMER NON-DURABLES—0.9%
50,000	Gillette Co., Note, 6.25%, 8/15/2003	49,949
500,000	Procter & Gamble Co., Deb., 8.70%, 8/1/2001	507,310

	TOTAL	557,259

	ENERGY—4.1%
1,000,000	Amoco Corp., Company Guarantee, 6.25%, 10/15/2004	990,886
1,569,600	Chevron Corp., Deb., 8.11%, 12/1/2004	1,615,512

	TOTAL	2,606,398

	FINANCIAL SERVICES—20.4%
450,000	BellSouth Capital Funding Corp., Deb., 6.04%, 11/15/2026	444,779
775,000	(1)Coca-Cola Putable Asset Trust, Bond, 6.00%, 3/15/2001	770,181
2,000,000	Comdisco, Inc., Sr. Unsecd. Note, 7.25%, 9/1/2002	1,501,160
750,000	Fleet Boston Financial Corp., Sub. Note, 7.125%, 4/15/2006	744,895
1,000,000	Ford Motor Credit Co., Global Note, 7.60%, 8/1/2005	1,007,608
1,000,000	Ford Motor Credit Co., Unsecd. Note, 8.20%, 2/15/2002	1,015,614
1,000,000	General Electric Capital Corp., Note, Series A, 6.80%, 11/1/2005	999,460
1,000,000	General Motors Acceptance Corp., Note, 6.625%, 10/1/2002	995,467
1,000,000	General Motors Acceptance Corp., Sr. Note, 6.625%, 1/10/2002	997,948
250,000	KeyBank, N.A., Sub. Note, 6.50%, 4/15/2008	233,447
SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Value
$ 750,000	Lehman Brothers Holdings, Inc., Note, 7.75%, 1/15/2005	$ 752,532
100,000	Morgan Stanley, Dean Witter & Co., Note, 8.10%, 6/24/2002	102,080
1,000,000	NationsBank Corp., Sub. Note, 6.875%, 2/15/2005	992,354
200,000	Republic New York Corp., Deb., 7.875%, 12/12/2001	201,961
850,000	Sears Roebuck Acceptance Corp., Medium Term Note, Series 2, 6.86%, 8/6/2001	850,895
1,000,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	996,940
200,000	Wells Fargo Financial, Inc., Sr. Note, 6.125%, 8/1/2003	195,551

	TOTAL	12,802,872

	TECHNOLOGY—4.0%
1,500,000	Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	1,512,000
1,000,000	United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	994,799

	TOTAL	2,506,799

	UTILITIES—13.8%
1,000,000	AT&T Capital Corp., Company Guarantee, Medium Term Note, 5.86%, 4/26/2002	982,334
1,500,000	Ameritech Capital Funding Corp., Company Guarantee, 5.95%, 1/15/2038	1,441,404
200,000	BellSouth Telecommunications, Inc., Note, 6.375%, 6/15/2004	195,649
1,500,000	Enron Corp., Unsecd. Note, 6.625%, 11/15/2005	1,467,198
500,000	Michigan Consolidated Gas, 1st Mtg. Bond, Series B, 5.75%, 5/1/2001	498,037
1,000,000	SBC Communications, Inc., Deb., 6.50%, 7/1/2003	991,111
1,000,000	U.S. West Communications, Inc., Unsecd. Note, 6.375%, 10/15/2002	989,925

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Value
$1,000,000	(1)Vodafone AirTouch PLC, Note, 7.625%, 2/15/2005	$ 1,017,890
1,055,000	West Penn Power Co., Medium Term Note, 5.66%, 9/23/2002	1,033,847

	TOTAL	8,617,395

TOTAL CORPORATE BONDS (identified cost $29,271,514)		28,593,143

GOVERNMENT AGENCIES—29.9%
	FEDERAL HOME LOAN BANK—1.6%
1,000,000	6.00%, 8/15/2002	992,640

	FEDERAL HOME LOAN MORTGAGE CORPORATION—7.0%
755,624	6.50%, 1/15/2006	746,681
1,000,000	6.50%, 9/15/2021	987,980
89,539	7.00%, 8/1/2003	88,362
94,512	7.00%, 5/15/2004	94,257
984,960	7.50%, 2/1/2023	991,372
200,000	7.75%, 11/7/2001	202,370
1,250,000	7.95%, 3/15/2021	1,266,888

	TOTAL	4,377,910

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—15.5%
1,666,073	6.00%, 3/1/2001	1,641,715
1,021,622	6.50%, 8/1/2013	1,002,671
200,000	6.54%, 9/18/2002	199,294
1,775,000	6.59%, 5/16/2002	1,779,136
984,344	6.85%, 6/25/2021	973,473
2,000,000	6.95%, 11/13/2006	1,972,036
1,000,000	7.05%, 2/12/2007	995,358
1,167,384	8.00%, 7/25/2005	1,166,695

	TOTAL	9,730,378

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—5.8%
1,118,122	7.00%, 9/15/2008	1,128,084
1,564,468	7.00%, 2/15/2009	1,578,784

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount or Shares		Value
$ 912,449	7.50%, 12/15/2022	$ 920,474

	TOTAL	3,627,342

TOTAL GOVERNMENT AGENCIES (identified cost $19,091,698)		18,728,270

FOREIGN GOVERNMENT—4.8%
1,500,000	Marshall Islands, Republic of, Note, 6.50%, 11/1/2000	1,500,000
1,500,000	Quebec, Province of, Note, 5.67%, 2/27/2026	1,492,541

TOTAL FOREIGN GOVERNMENT (identified cost $2,992,500)		2,992,541

U.S. TREASURY OBLIGATIONS—11.3%
	U.S. TREASURY NOTES—11.3%
3,500,000	5.875%, 11/15/2004	3,504,725
1,000,000	6.375%, 3/31/2001	1,000,140
1,000,000	6.50%, 8/31/2001	1,001,194
1,500,000	6.75%, 5/15/2005	1,555,548

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $6,969,280)		7,061,607

MUNICIPALS—4.6%
	INSURANCE—4.6%
1,000,000	California Student Education Loan Marketing Corp., Revenue Bond, Series A, 6.01%, 7/1/2015	1,000,000
1,900,000	Michigan Higher Education Student Loan Authority, Revenue Bond, Series XVIII-A-2, VRN, 6.575%, 9/1/2033	1,900,000

TOTAL MUNICIPALS (identified cost $2,899,924)		2,900,000

PREFERRED STOCKS—1.9%
	UTILITIES—1.9%
35,000	TCI Communications Financing I, Cumulative Pfd., $2.18	824,688

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Concluded)

Shares		Value
14,000	Tennessee Valley Authority, Cumulative Pfd., Series 95-A, $2.00	$ 350,000

TOTAL PREFERRED STOCKS (identified cost $1,268,750)		1,174,688

MUTUAL FUND—0.4%
235,798	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	235,798

TOTAL INVESTMENTS (identified cost $62,729,464)(2)		$61,686,047

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid upon criteria approved by the fund’s Board of Trustees. At October 31, 2000, these securities amounted to $1,788,071 which represents 2.9% of net assets.

(2)
The cost of investments for federal tax purposes amounts to $62,729,464. The net unrealized depreciation of investments on a federal tax basis amounts to $1,043,417 which is comprised of $256,626 appreciation and $1,300,043 depreciation at October 31, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($62,658,232) at October 31, 2000.

The following acronym is used throughout this portfolio:

VRN—Variable Rate Notes

See Notes which are an integral part of the Financial Statements
SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited)

Principal Amount		Value
CORPORATE BONDS—33.9%
	BANKING—3.5%
$2,000,000	BB&T Corp., Sub. Note, 7.25%, 6/15/2007	$ 1,958,934
2,500,000	Bank of New York Co., Inc., Sub. Note, 8.50%, 12/15/2004	2,621,263

	TOTAL	4,580,197

	CHEMICALS—2.4%
2,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	1,940,804
1,150,000	Solutia, Inc., Note, 6.50%, 10/15/2002	1,112,402

	TOTAL	3,053,206

	COMMERCIAL SERVICES—1.5%
2,000,000	Equifax, Inc., Sr. Note, 6.50%, 6/15/2003	1,984,136

	FINANCIAL SERVICES—10.7%
2,000,000	AT&T Capital Corp., Medium Term Note, 5.86%, 4/26/2002	1,964,668
1,375,000	Fleet Boston Corp., Sub. Note, 7.125%, 4/15/2006	1,365,640
2,000,000	Ford Motor Credit Co., 7.60%, 8/1/2005	2,015,216
3,000,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	2,931,750
2,000,000	General Electric Capital Corp., Note, 6.80%, 11/1/2005	1,998,920
1,300,000	Lehman Brothers Holdings, Inc., Note, 7.75%, 1/15/2005	1,304,389
1,000,000	National Rural Utilities Cooperative Finance Corp., Sr. Note, 6.75%, 9/1/2001	999,904
1,300,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	1,296,022

	TOTAL	13,876,509

	PROCESS INDUSTRIES—3.6%
5,000,000	Archer-Daniels-Midland Co., Deb., 7.125%, 3/1/2013	4,716,170

	RETAIL TRADE—1.5%
2,000,000	Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	1,991,340

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Value
	TECHNOLOGY—2.3%
$3,000,000	Sun Microsystems, Inc., Sr. Unsecd. Note, 7.35%, 8/15/2004	$ 3,024,000

	TRANSPORTATION—1.5%
2,000,000	CSX Transportation, Inc., Equip. Trust, 6.47%, 6/15/2011	1,855,386

	UTILITIES—6.9%
2,000,000	Enron Corp., Note, 7.875%, 6/15/2003	2,038,736
3,000,000	MCI Worldcom, Inc., 8.00%, 5/15/2006	3,078,732
755,000	New Jersey Bell Telephone Co., Deb., 7.375%, 6/1/2012	725,397
3,000,000	(1)Vodafone AirTouch PLC, Note, 7.625%, 2/15/2005	3,053,670

	TOTAL	8,896,535

TOTAL CORPORATE BONDS (identified cost $44,370,367)		43,977,479

GOVERNMENT AGENCIES—25.2%
	FEDERAL HOME LOAN BANK—1.6%
2,000,000	7.03%, 7/14/2009	2,031,960

	FEDERAL HOME LOAN MORTGAGE CORPORATION—9.1%
3,000,000	6.52%, 1/2/2002	3,000,372
5,000,000	7.00%, 7/15/2005	5,095,760
2,000,000	7.00%, 3/15/2010	2,044,102
1,250,000	7.95%, 3/15/2021	1,266,888
456,915	9.50%, 2/15/2020	473,859

	TOTAL	11,880,981

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—7.8%
5,000,000	6.75%, 8/15/2002	5,025,515
5,000,000	7.125%, 2/15/2005	5,111,440

	TOTAL	10,136,955

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Value
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—6.7%
$1,564,468	7.00%, 2/15/2009	$ 1,578,784
5,000,000	8.00%, 12/20/2021	5,093,073
1,951,002	8.00%, 2/15/2030	1,984,032

	TOTAL	8,655,889

TOTAL GOVERNMENT AGENCIES (identified cost $32,380,658)		32,705,785

U.S. TREASURY OBLIGATIONS—40.6%
	U.S. TREASURY BONDS—26.2%
2,000,000	5.50%, 8/15/2028	1,884,880
5,000,000	6.00%, 2/15/2026	5,012,685
5,000,000	6.125%, 11/15/2027	5,113,140
5,000,000	6.25%, 8/15/2023	5,159,265
2,000,000	6.375%, 8/15/2027	2,110,120
3,000,000	6.75%, 8/15/2026	3,302,814
4,125,000	(2)7.25%, 5/15/2004	4,302,115
4,000,000	7.50%, 11/15/2016	4,608,356
1,000,000	7.875%, 2/15/2021	1,217,035
1,000,000	8.00%, 11/15/2021	1,235,520

	TOTAL	33,945,930

	U.S. TREASURY NOTES—14.4%
4,000,000	(2)6.125%, 12/31/2001	3,995,460
2,000,000	(2)6.25%, 2/15/2003	2,013,808
2,000,000	(2)6.375%, 9/30/2001	2,001,568
3,000,000	(2)6.50%, 5/15/2005	3,082,254
1,500,000	6.50%, 8/15/2005	1,542,036
1,000,000	7.25%, 8/15/2004	1,046,719
5,000,000	(2)7.50%, 11/15/2001	5,059,985

	TOTAL	18,741,830

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $51,259,492)		52,687,760

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Concluded)

Shares		Value
MUTUAL FUND—0.1%
154,764	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$ 154,764

TOTAL INVESTMENTS (identified cost $128,165,281)(3)		$129,525,788

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid upon criteria approved by the fund’s Board of Trustees. At October 31, 2000, these securities amounted to $3,053,670 which represents 2.4% of net assets.

(2)	Certain principal amounts on loan to broker.

(3)
The cost of investments for federal tax purposes amounts to $128,165,281. The net unrealized appreciation of investments on a federal tax basis amounts to $1,360,507 which is comprised of $2,793,962 appreciation and $1,433,455 depreciation at October 31, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($129,802,209) at October 31, 2000.

See Notes which are an integral part of the Financial Statements
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited)

Principal Amount		Credit Rating(1)	Value
LONG-TERM MUNICIPALS—97.7%
	ALABAMA—94.9%
$1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (AMBAC INS)/ (Original Issue Yield: 4.85%), 9/1/2007	AAA	$ 1,051,498
500,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.60% (AMBAC INS), 8/15/2009	AAA	490,760
1,000,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (AMBAC INS), 8/15/2011	AAA	978,420
500,000	Alabama Incentives Financial Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	514,080
500,000	Alabama Industrial Access Road and Bridge Corp., Revenue Bond, 4.90% (Original Issue Yield: 5.00%), 6/1/2005	A1	505,085
640,000	Alabama Mental Health Finance Authority, Refunding Bond, 4.875% (MBIA INS), 5/1/2003	AAA	644,550
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005	AAA	507,035
1,000,000	Alabama Special Care Facilities Finance Authority, Revenue Bonds, Series A, 4.50% (Charity Obligated Group)/(Original Issue Yield: 4.60%), 11/1/2009	AAA	975,440
500,000	Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA INS), 10/1/2006	AAA	509,450
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 500,000	Alabama State Corrections Institution Finance Authority, Series A, Crossover Refunding Bond, 4.80% (MBIA INS)/(Original Issue Yield: 5.00%), 4/1/2002	AAA	$ 502,895
1,000,000	Alabama State IDA, Special Tax Refunding Bonds, 5.00% (Original Issue Yield: 5.05%), 11/1/2003	A2	1,011,350
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.85%), 11/1/2006	Aa3	1,007,260
1,375,000	Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 11/1/2004	Aa3	1,397,866
1,400,000	Alabama State Public School & College Authority, Revenue Bonds, 5.75% (Original Issue Yield: 5.90%), 8/1/2019	AA	1,437,716
1,000,000	Alabama State Public School & College Authority, Revenue Refunding Bonds, 4.75% (Original Issue Yield: 4.87%), 12/1/2003	Aa3	1,008,220
1,500,000	Alabama State Public School & College Authority, Series A, 5.50% (MBIA INS)/(Original Issue Yield: 5.85%), 9/1/2029	AAA	1,477,485
1,000,000	Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017	AA	1,038,290
1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2005	AAA	1,008,020
1,020,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2006	AAA	1,026,079
300,000	Alabama Water PCA, Series A, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2010	AAA	297,435

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS), 8/15/2004	AAA	$ 1,016,800
500,000	Albertville, AL, GO Unlimited Warrants, 4.50% (MBIA INS)/(Original Issue Yield: 4.50%), 2/1/2006	AAA	496,970
500,000	Anniston, AL, Regional Medical Center Board, Series A, Revenue Bonds, 4.80% (AMBAC INS)/(Original Issue Yield: 4.90%), 6/1/2010	AAA	490,210
500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (AMBAC INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	507,655
500,000	Auburn, AL, GO Unlimited Warrants, 4.75%, 12/1/2008	A+	498,655
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	A+	498,165
500,000	Bessemer, AL, Governmental Utility Services Corporation Water Supply, Revenue Bonds, 4.55% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2007	AAA	495,225
500,000	Birmingham, AL, Waterworks & Sewer Board, Series A, Revenue Refunding Bonds, 5.20% (Original Issue Yield: 5.30%), 1/1/2002	Aa3	504,395
750,000	Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue Bonds, 5.875% (Connie Lee LOC)/(Original Issue Yield: 6.00%), 8/15/2015	AAA	770,168
1,000,000	DCH Health Care Authority, AL, Revenue Refunding Bonds, 4.50% (MBIA INS)/(Original Issue Yield: 4.55%), 6/1/2007	AAA	964,510

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 500,000	East Central, AL, Refunding Revenue Bonds, 5.35% (AMBAC INS)/(Original Issue Yield: 5.414%), 9/1/2014	AAA	$ 503,620
750,000	Fort Payne, AL, GO Unlimited Warrants School Improvements, 5.75% (FSA INS)/(Original Issue Yield: 5.875%), 5/1/2026	AAA	757,500
115,000	Hartselle, AL, Medical Clinic Board, Revenue Bonds, 6.25% (Hospital Corporation America), 10/1/2002	NR	118,619
750,000	Huntsville, AL, Health Care Authority, Revenue Refunding Bonds, Series A, 5.00% (MBIA INS)/(Original Issue Yield: 5.05%), 6/1/2009	AAA	748,935
1,000,000	Huntsville, AL, Water Systems, Revenue Refunding Bonds, 4.625%, 11/1/2006	AA	1,001,810
1,000,000	Jefferson County, AL, Board of Education, Refunding Warrants, Series A, 4.50% (FSA INS), 2/15/2003	AAA	1,000,580
250,000	Jefferson County, AL, Board of Education, School Improvements, 5.35% (AMBAC INS)/(Original Issue Yield: 5.35%), 2/15/2008	AAA	259,320
1,000,000	Jefferson County, AL, GO Unlimited Warrants, 5.00% (Original Issue Yield: 5.05%), 4/1/2003	AA-	1,009,900
500,000	Jefferson County, AL, GO Unlimited Warrants, 5.25% (Original Issue Yield: 5.45%), 4/1/2008	AA-	509,425

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$2,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, Series D, 5.75% (Original Issue Yield: 5.83%), 2/1/2027	AAA	$ 2,016,000
1,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 9/1/2005	AAA	1,044,570
1,500,000	Lee County, AL, Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.70%), 2/1/2021	AAA	1,497,135
500,000	Madison County, AL, Board of Education, Refunding Bonds, 5.20% (FSA INS), 3/1/2015	AAA	494,440
500,000	Madison County, AL, Board of Education, Refunding Bonds, Series B, 4.625% (FSA INS)/(Original Issue Yield: 4.65%), 3/1/2011	AAA	486,560
1,000,000	Madison, AL, GO Unlimited Warrants, 6.00% (MBIA INS)/(Original Issue Yield: 6.10%), 4/1/2023	AAA	1,028,030
350,000	Mobile, AL, GO Unlimited Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.67%), 2/15/2014	AAA	358,397
500,000	Montgomery County, AL, GO Unlimited Warrants, 5.00%, 11/1/2001	AA	502,595
1,000,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 4.60% (Baptist Medical Center, AL)/(AMBAC INS)/(Original Issue Yield: 4.70%), 5/1/2009	AAA	949,340

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 600,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.00% (Baptist Medical Center, AL)/(AMBAC INS), 5/1/2007	AAA	$ 599,010
1,000,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/(AMBAC INS)/(Original Issue Yield: 5.30%), 5/1/2013	AAA	998,180
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2005	AAA	500,885
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2006	AAA	499,220
635,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/(Original Issue Yield: 4.65%), 11/1/2008	AAA	628,307
700,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/(Original Issue Yield: 4.70%), 11/1/2009	AAA	689,367
230,000	Pelham, AL, GO Unlimited Warrants, 4.625% (AMBAC INS)/(Original Issue Yield: 4.80%), 11/1/2010	AAA	225,761
1,590,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (AMBAC INS), 2/1/2009	AAA	1,583,465
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS), 6/1/2008	AAA	515,415

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	$ 512,220
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.50% (AMBAC INS)/(Original Issue Yield: 4.60%), 6/1/2002	AAA	1,001,930
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2008	AAA	493,380
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, Series C, 4.60% (Original Issue Yield: 4.70%), 10/1/2004	AA-	998,900
500,000	Tuscaloosa County, AL, Board of Education, Series A, 5.50% (AMBAC INS)/(Original Issue Yield: 5.60%), 2/1/2027	AAA	494,745
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.55%, (Original Issue Yield: 5.70%), 1/1/2015	AA-	1,025,940
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.75%, (Original Issue Yield: 5.90%), 1/1/2019	AA-	1,025,840
1,000,000	University of Alabama, Revenue Bond, Series C, VRN, 4.25%, (AMBAC INS), 9/1/2031	AAA	1,000,000

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Principal Amount or Shares		Credit Rating(1)	Value
$ 500,000	University of South Alabama, Revenue Refunding Bonds, 4.60% (AMBAC INS)/(Original Issue Yield: 4.70%), 11/15/2007	AAA	$ 496,435

	TOTAL		51,207,463

	PUERTO RICO—2.8%
500,000	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Refunding Bonds, 4.90% (Commonwealth of Puerto Rico LOC)/(Original Issue Yield: 4.95%), 7/1/2004	AAA	508,850
500,000	Puerto Rico, Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	518,830
500,000	Puerto Rico, Public Building Authority, Revenue Bonds, Series B, 5.125% (MBIA INS)/(Original Issue Yield: 5.40%), 7/1/2017	AAA	494,720

	TOTAL		1,522,400

TOTAL LONG-TERM MUNICIPALS (identified cost $52,422,177)			52,729,863

MUTUAL FUNDS—2.9%
1,555,906	Federated Alabama Municipal Cash Trust Fund (at net asset value)		1,555,906

TOTAL INVESTMENTS (identified cost $53,978,083)(2)			$54,285,769

(1)	Please refer to “Investment Ratings” in the Statement of Additional Information for an explanation of the credit ratings. Investment Ratings are unaudited.

(2)
The cost of investments for federal tax purposes amounts to $53,978,083. The net unrealized appreciation of investments on a federal tax basis amounts to $307,686 which is comprised of $689,828 appreciation and $382,142 depreciation at October 31, 2000.

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Concluded)

Note:	The categories of investments are shown as a percentage of net assets ($53,938,518) at October 31, 2000.

The following acronyms are used throughout this portfolio:

AMBAC—American Municipal Bond Assurance Corporation
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
IDA—Industrial Development Authority
INS—Insured
LOC—Letter of Credit
MBIA—Municipal Bond Investors Assurance
PCA—Pollution Control Authority
VRN—Variable Rate Note

See Notes which are an integral part of the Financial Statements
SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited)

Shares		Value
COMMON STOCKS—95.8%
	BASIC INDUSTRY—3.9%
170,000	Alcoa, Inc.	$ 4,876,875
70,000	International Paper Co.	2,563,750
169,000	Westvaco Corp.	4,816,500

	TOTAL	12,257,125

	CAPITAL GOODS—8.1%
210,062	Honeywell Intl. Inc.	11,303,961
90,000	Ingersoll-Rand Co.	3,397,500
141,500	Ralston Purina Group	3,431,375
105,000	United Technologies Corp.	7,330,312

	TOTAL	25,463,148

	CONSUMER CYCLICAL—9.6%
200,000	(1)Abercrombie & Fitch Co., Class A	4,712,500
235,000	Circuit City Stores, Inc.	3,113,750
200,000	(1)Jones Apparel Group, Inc.	5,562,500
100,000	Lowe’s Cos., Inc.	4,568,750
120,000	Masco Corp.	2,242,500
400,000	Penney (J.C.) Co., Inc.	4,675,000
150,000	(1)School Specialty, Inc.	2,306,250
150,000	Sherwin-Williams Co.	3,253,125

	TOTAL	30,434,375

	CONSUMER STAPLES—7.1%
125,000	CVS Corp.	6,617,188
240,000	Deluxe Corp.	5,415,000
170,000	McDonald’s Corp.	5,270,000
170,000	(1)Tricon Global Restaurants, Inc.	5,100,000

	TOTAL	22,402,188

	ENERGY—7.1%
60,000	Chevron Corp.	4,927,500
185,000	Halliburton Co.	6,856,562
90,000	Transocean Offshore, Inc.	4,770,000
215,000	USX-Marathon Group	5,845,313

	TOTAL	22,399,375

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Shares		Value
	FINANCE—14.4%
150,000	Ace, Ltd.	$ 5,887,500
90,000	Ambac Financial Group, Inc.	7,183,125
110,000	Chase Manhattan Corp.	5,005,000
75,000	Federal National Mortgage Association	5,775,000
200,000	Firstar Corp.	3,937,500
190,000	FleetBoston Financial Corp.	7,220,000
160,000	(1)John Hancock Financial Services, Inc.	5,060,000
125,000	Washington Mutual, Inc.	5,500,000

	TOTAL	45,568,125

	HEALTH CARE—14.3%
145,000	Abbott Laboratories	7,657,812
65,000	Baxter International, Inc.	5,342,187
85,000	Bristol-Myers Squibb Co.	5,179,688
150,000	(1)Edwards Life Sciences Corp.	2,015,625
300,000	(1)HEALTHSOUTH, Corp.	3,600,000
50,000	Johnson & Johnson	4,606,250
70,000	Merck & Co., Inc.	6,295,625
135,000	Pfizer, Inc.	5,830,313
120,000	(1)Tenet Healthcare Corp.	4,717,500

	TOTAL	45,245,000

	MISCELLANEOUS—2.0%
115,000	Tyco International Ltd.	6,519,063

	TECHNOLOGY—20.4%
262,500	(1)ADC Telecommunications, Inc.	5,610,937
80,000	(1)Computer Sciences Corp.	5,040,000
145,000	First Data Corp.	7,268,125
200,000	Harris Corp.	6,337,500
80,000	Intel Corp.	3,600,000
60,000	International Business Machines Corp.	5,910,000
200,000	Lucent Technologies, Inc.	4,662,500
225,000	Motorola, Inc.	5,610,938
122,500	(1)SunGuard Data Systems, Inc.	6,262,813
130,000	(1)Symantec Corp.	5,078,125
105,000	(1)Tellabs, Inc.	5,243,438
300,000	(1)Unisys Corp.	3,825,000

	TOTAL	64,449,376

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Concluded)

Shares		Value
	TELECOMMUNICATIONS—5.5%
300,000	Sprint Corp.	$ 7,650,000
168,360	Verizon Communications	9,733,312

	TOTAL	17,383,312

	UTILITIES—3.4%
75,000	Coastal Corp.	5,657,812
120,000	Williams Cos., Inc. (The)	5,017,500

	TOTAL	10,675,312

TOTAL COMMON STOCKS (identified cost $228,985,917)		302,796,399

MUTUAL FUND—3.1%
9,655,025	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	9,655,025

TOTAL INVESTMENTS (identified cost $238,640,942)(2)		$312,451,424

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $238,640,942. The net unrealized appreciation of investments on a federal tax basis amounts to $73,810,482 which is comprised of $81,929,616 appreciation and $8,119,134 depreciation at October 31, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($315,954,709) at October 31, 2000.

See Notes which are an integral part of the Financial Statements
SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited)

Shares		Value
COMMON STOCKS—98.6%
	CAPITAL GOODS—8.3%
67,000	General Electric Co.	$ 3,672,437
8,400	Illinois Tool Works, Inc.	466,725
15,000	Minnesota Mining & Manufacturing Co.	1,449,375
33,500	Tyco International Ltd.	1,899,031

	TOTAL	7,487,568

	CONSUMER CYCLICAL—11.3%
17,500	(1)Best Buy Co., Inc.	878,281
30,000	Costco Wholesale Corp.	1,098,750
40,000	Disney (Walt) Co.	1,432,500
35,000	Gap (The), Inc.	903,437
60,000	Home Depot, Inc.	2,580,000
36,000	Target Corp.	994,500
50,000	Wal-Mart Stores, Inc.	2,268,750

	TOTAL	10,156,218

	CONSUMER STAPLES—14.7%
36,000	Anheuser-Busch Cos., Inc.	1,647,000
30,000	Clorox Co.	1,338,750
28,000	Coca-Cola Co.	1,690,500
20,000	Colgate-Palmolive Co.	1,175,200
30,000	CVS Corp.	1,588,125
30,000	McDonald’s Corp.	930,000
31,000	PepsiCo, Inc.	1,501,563
19,000	Procter & Gamble Co.	1,357,313
45,000	Walgreen Co.	2,053,125

	TOTAL	13,281,576

	ENERGY—1.7%
42,000	Halliburton Co.	1,556,625

	FINANCE—16.4%
35,750	American International Group, Inc.	3,503,500
41,000	Bank of New York Co., Inc.	2,360,063
20,250	Chase Manhattan Corp.	921,375
16,850	Chubb Corp.	1,422,772
18,000	Citigroup Inc.	947,250
26,000	Freddie Mac	1,560,000
SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Continued)

Shares		Value
31,000	Federal National Mortgage Association	$ 2,387,000
16,500	Providian Financial Corp.	1,716,000

	TOTAL	14,817,960

	HEALTH CARE—14.7%
31,500	Abbott Laboratories	1,663,594
50,000	Bristol-Myers Squibb Co.	3,046,875
20,000	Johnson & Johnson	1,842,500
22,000	Medtronic, Inc.	1,194,875
32,000	Merck & Co., Inc.	2,878,000
60,000	Pfizer, Inc.	2,591,250

	TOTAL	13,217,094

	TECHNOLOGY—25.7%
45,000	(1)Cisco Systems, Inc.	2,424,375
18,000	(1)Computer Sciences Corp.	1,134,000
17,000	Hewlett-Packard Co.	789,437
68,800	Intel Corp.	3,096,000
33,000	International Business Machines Corp.	3,250,500
52,000	(1)Microsoft Corp.	3,581,500
75,000	Motorola, Inc.	1,870,312
29,500	Nokia Oyj, ADR	1,261,125
38,500	(1)Sun Microsystems, Inc.	4,268,688
31,000	Texas Instruments, Inc.	1,520,938

	TOTAL	23,196,875

	TELECOM SERVICES—5.8%
21,000	Alltel Corp.	1,353,187
50,000	(1)Worldcom, Inc.	1,187,500
35,000	Sprint Corp.	892,500
30,134	Verizon Communications	1,742,122

	TOTAL	5,175,309

TOTAL COMMON STOCKS (identified cost $57,130,082)		88,889,225

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Unaudited) (Concluded)

Shares		Value
MUTUAL FUND—1.8%
1,676,378	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$ 1,676,378

TOTAL INVESTMENTS (identified cost $58,806,460)(2)		$90,565,603

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $58,806,460. The net unrealized appreciation of investments on a federal tax basis amounts to $31,759,143 which is comprised of $34,387,042 appreciation and $2,627,899 depreciation at October 31, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($90,178,289) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited)

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Assets:
Investments in repurchase agreements	$732,491,000	$ —	$ —
Investments in securities	223,679,900	61,686,047	129,525,788

Total investments in securities, at value	956,170,900	61,686,047	129,525,788
Short-term investments held as collateral for securities lending	—	—	21,165,300
Cash	240,384	16,182	66,364
Receivable for investments sold	—	1,068,084	—
Income receivable	2,595,693	903,462	2,303,000
Deferred organizational costs	—	419	—
Deferred compensation	4,287	342	628

Total assets	959,011,264	63,674,536	153,061,080

Liabilities:
Payable for investments purchased	—	999,130	1,998,260
Payable for shares redeemed	—	2,997	16,950
Payable on collateral to broker	—	—	21,165,300
Income distribution payable	4,633,207	—	—
Accrued expenses	298,900	13,835	77,733
Payable for deferred compensation	4,287	342	628

Total liabilities	4,936,394	1,016,304	23,258,871

Net Assets Consist of:
Paid in capital	954,074,870	66,027,866	133,429,226
Net unrealized appreciation (depreciation) of investments	—	(1,043,417)	1,360,507
Accumulated net realized gain(loss) on investments	—	(2,394,250)	(5,133,459)
Undistributed net investment income/
Accumulated net operating loss	—	68,033	145,935

Total Net Assets	$954,074,870	$62,658,232	$129,802,209

Shares Outstanding	954,074,870	6,617,030	13,212,098

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$ 1.00	$ 9.47	$ 9.82

Offering Price Per Share(1)	$ —	$ 9.81 (2)	$ 10.18	(2)

Redemption Proceeds Per Share(1)	$ —	$ 9.38 (3)	$ 9.72	(3)

Investments, at identified cost	956,170,900	62,729,464	128,165,281

Investments, at tax cost	956,170,900	62,729,464	128,165,281

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements
SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited) (Concluded)

	Alabama Tax-Free Income Fund	Value Fund		Growth Fund
Assets:
Investments in repurchase agreements	$ —	$ —		$ —
Investments in securities	54,285,769	312,451,424		90,565,603

Total investments in securities, at value	54,285,769	312,451,424		90,565,603
Cash	9,096	171,944		48,091
Receivable for investments sold	—	6,229,153		—
Receivable for shares sold	—	16,740		—
Income receivable	834,316	359,662		78,104
Deferred organizational costs	—	—		—
Deferred compensation	276	1,721		434

Total assets	55,129,457	319,230,644		90,692,232

Liabilities:
Payable for investments purchased	501,422	3,060,814		448,313
Payable for shares redeemed	679,222	1,605		3,515
Accrued expenses	10,019	211,795		61,681
Payable for deferred compensation	276	1,721		434

Total liabilities	1,190,939	3,275,935		513,943

Net Assets Consist of:
Paid in capital	53,761,228	234,559,467		53,543,285
Net unrealized appreciation of investments	307,686	73,810,482		31,759,143
Accumulated net realized gain (loss) on investments	(214,868)	7,329,087		4,926,524
Undistributed net investment income/
Accumulated net operating loss	84,472	255,673		(50,663)

Total Net Assets	$53,938,518	$315,954,709		$90,178,289

Shares Outstanding	5,309,935	19,467,143		8,781,646

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$ 10.16	$ 16.23		$ 10.27

Offering Price Per Share(1)	$ 10.53 (2)	$ 16.99	(3)	$ 10.75 (3)

Redemption Proceeds Per Share(1)(4)	$ 10.06	$ 16.07		$ 10.17

Investments, at identified cost	53,978,083	238,640,942		58,806,460

Investments, at tax cost	53,978,083	238,640,942		58,806,460

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements
SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended October 31, 2000 (Unaudited)

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Dividends	$ —	$ 52,150	$ —
Interest	28,445,101	2,100,608	4,139,172

Total income	28,445,101	2,152,758	4,139,172

Expenses:
Investment adviser fee	2,232,343	192,804	365,199
Administrative personnel and services fee	443,876	50,410	60,511
Custodian fees	34,926	3,213	6,087
Transfer and dividend disbursing agent fees and expenses	15,025	14,060	17,493
Directors’/Trustees’ fees	16,020	1,495	1,605
Auditing fees	6,395	6,904	7,986
Legal fees	4,978	11,387	10,584
Portfolio accounting fees	57,707	23,952	26,185
Shareholder services fee	1,116,171	80,335	152,166
Share registration costs	16,757	6,569	6,808
Printing and postage	13,081	6,304	8,056
Insurance premiums	367	353	448
Deferred compensation expense	4,287	342	628
Miscellaneous	7,441	4,414	2,976

Total expenses	3,969,374	402,542	666,732

Waivers—
Waiver of investment adviser fee	(848,290)	(96,402)	—
Waiver of administrative personnel and services fee	—	(18,474)	—
Waiver of shareholder services fee	(892,937)	(64,268)	(121,733)

Total waivers	(1,741,227)	(179,144)	(121,733)

Net expenses	2,228,147	223,398	544,999

Net investment income	26,216,954	1,929,360	3,594,173

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	—	(144,076)	(1,386,587)
Change in unrealized appreciation (depreciation) of investments	—	496,139	3,333,175

Net realized and unrealized gain (loss) on investments	—	352,063	1,946,588

Change in net assets resulting from operations	$26,216,954	$2,281,423	$5,540,761

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended October 31, 2000 (Unaudited) (Concluded)

	Alabama Tax-Free Income Fund	Value Fund	Growth Fund
Investment Income:
Dividends	$ —	$ 2,077,033	$ 381,251
Interest	1,304,851	361,645	30,478

Total income	1,304,851	2,438,678	411,729

Expenses:
Investment adviser fee	161,300	1,229,872	327,753
Administrative personnel and services fee	26,730	163,051	43,451
Custodian fees	2,688	16,398	4,370
Transfer and dividend disbursing agent fees and expenses	10,079	17,967	10,921
Directors’/Trustees’ fees	682	5,853	1,854
Auditing fees	7,481	5,657	7,137
Legal fees	10,430	10,193	7,772
Portfolio accounting fees	25,276	40,570	22,026
Shareholder services fee	67,208	409,957	109,251
Share registration costs	6,102	8,937	5,944
Printing and postage	6,536	8,247	5,510
Insurance premiums	498	984	276
Deferred compensation expense	276	1,721	434
Miscellaneous	2,523	3,374	3,094

Total expenses	327,809	1,922,781	549,793

Waivers—
Waiver of investment adviser fee	(107,533)	—	—
Waiver of shareholder services fee	(53,767)	(327,966)	(87,401)

Total waivers	(161,300)	(327,966)	(87,401)

Net expenses	166,509	1,594,815	462,392

Net investment income (loss)	1,138,342	843,863	(50,663)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(340)	7,473,436	(1,638,776)
Change in unrealized appreciation (depreciation) of investments	1,521,274	2,968,821	725,019

Net realized and unrealized gain (loss) on investments	1,520,934	10,442,257	(913,757)

Change in net assets resulting from operations	$2,659,276	$11,286,120	$ (964,420)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund		Income Fund
	Six-Months Ended (unaudited) October 31, 2000	Year Ended April 30, 2000	Six-Months Ended (unaudited) October 31, 2000	Year Ended April 30, 2000
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$ 26,216,954	$ 36,081,908	$ 1,929,360	$ 3,706,536
Net realized loss on investments	—	—	(144,076)	(728,737)
Net change in unrealized appreciation (depreciation) of investment	—	—	496,139	(1,559,211)

Change in net assets resulting from operations	26,216,954	36,081,908	2,281,423	1,418,588

Distributions to Shareholders—
Distributions from net investment income	(26,216,954)	(36,081,908)	(1,892,838)	(3,711,290)

Share Transactions—
Proceeds from sale of shares	889,394,023	1,849,977,509	5,689,201	19,818,702
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	6,361,767 (1)
Net asset value of shares issued to shareholders in payment of distributions declared	5,813,820	10,774,601	338,695	1,164,976
Cost of shares redeemed	(793,915,934)	(1,695,652,591)	(8,020,551)	(13,235,947)

Change in net assets resulting from share transactions	101,291,909	165,099,519	(1,992,655)	14,109,498

Change in net assets	101,291,909	165,099,519	(1,604,070)	11,816,796
Net Assets:
Beginning of period	852,782,961	687,683,442	64,262,302	52,445,506

End of period	$954,074,870	$ 852,782,961	$62,658,232	$64,262,302

Undistributed net investment income (Accumulated net operating loss) included in net assets at end of period	$ —	$ —	$ 68,033	$ 31,511

Net gain (loss) as computed for federal tax purposes	$ —	$ —	$ (144,076)	$ (280,958)

(1)	Includes ($14,647) of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

	Bond Fund		Alabama Tax-Free Income Fund
	Six-Months Ended (unaudited) October 31, 2000	Year Ended April 30, 2000	Six-Months Ended (unaudited) October 31, 2000	Period Ended April 30, 2000(1)
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$ 3,594,173	$ 7,181,774	$ 1,138,342	$ 1,531,605
Net realized loss on investments	(1,386,587)	(3,414,526)	(340)	(214,528)
Net change in unrealized appreciation (depreciation) of investment	3,333,175	(3,845,457)	1,521,274	(469,472)

Change in net assets resulting from operations	5,540,761	(78,209)	2,659,276	847,605

Distributions to Shareholders—
Distributions from net investment income	(3,564,740)	(7,147,932)	(1,115,071)	(1,470,404)

Share Transactions—
Proceeds from sale of shares	25,605,312	17,417,761	5,818,648	9,983,626
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	57,200,317 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	2,562,704	5,550,241	91,834	27,065
Cost of shares redeemed	(13,723,122)	(32,256,141)	(6,281,971)	(13,822,407)

Change in net assets resulting from share transactions	14,444,894	(9,288,139)	(371,489)	53,388,601

Change in net assets	16,420,915	(16,514,280)	1,172,716	52,765,802
Net Assets:
Beginning of period	113,381,294	129,895,574	52,765,802	—

End of period	$129,802,209	$113,381,294	$53,938,518	$52,765,802

Undistributed net investment income (Accumulated net operating loss) included in net assets at end of period	$ 145,935	$ 116,502	$ 84,472	$ 61,201

Net gain (loss) as computed for federal tax purposes	$ (1,386,587)	$ (1,071,571)	$ (340)	$ (89,761)

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(2)	Includes ($744,116) of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)

	Value Fund		Growth Fund
	Six-Months Ended (unaudited) October 31, 2000	Year Ended April 30, 2000	Six-Months Ended (unaudited) October 31, 2000	Period Ended April 30, 2000(1)
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$ 843,863	$ 1,279,535	$ (50,663)	$ (7,558)
Net realized gain (loss) on investments	7,473,436	44,161,101	(1,638,776)	8,433,216
Net change in unrealized appreciation (depreciation) of investment	2,968,821	(32,749,910)	725,019	(3,833,093)

Change in net assets resulting from operations	11,286,120	12,690,726	(964,420)	4,592,565

Distributions to Shareholders—
Distributions from net investment income	(715,155)	(1,233,933)	—	—
Distributions from net realized gain on investment transactions	(25,192,814)	(31,134,719)	—	(1,867,916)

Change in net assets from distributions to shareholders	(25,907,969)	(32,368,652)	—	(1,867,916)

Share Transactions—
Proceeds from sale of shares	22,697,620	23,885,721	9,229,325	18,219,050
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	70,325,290 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	22,979,157	28,350,672	—	86,088
Cost of shares redeemed	(44,519,417)	(91,870,552)	(4,454,000)	(4,987,693)

Change in net assets resulting from share transactions	1,157,360	(39,634,159)	4,775,325	83,642,735

Change in net assets	(13,464,489)	(59,312,085)	3,810,905	86,367,384
Net Assets:
Beginning of period	329,419,198	388,731,283	86,367,384	—

End of period	$315,954,709	$329,419,198	$90,178,289	$86,367,384

Undistributed net investment income (Accumulated net operating loss) included in net assets at end of period	$ 255,673	$ 126,965	$ (50,663)	$ —

Net gain (loss) as computed for federal tax purposes	$ 7,473,436	$ 44,184,913	$ (1,638,776)	$ 8,433,216

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(2)
Include $24,978,778 and $9,888,439, respectively, of unrealized appreciation at August 20, 1999 and August 27, 1999 related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

See Notes which are an integral part of the Financial Statements

[THIS PAGE INTENTIALLY LEFT BLANK ]
SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments
U.S. Treasury Money Market Fund
1996	$ 1.00	0.05	—	0.05	(0.05)	—
1997	$ 1.00	0.05	—	0.05	(0.05)	—
1998	$ 1.00	0.05	—	0.05	(0.05)	—
1999	$ 1.00	0.05	—	0.05	(0.05)	—
2000	$ 1.00	0.05	—	0.05	(0.05)	—
2000(3)	$ 1.00	0.03	—	0.03	(0.03)	—
Income Fund
1996(5)	$10.00	0.16	(0.25)	(0.09)	(0.14)	—
1997	$ 9.77	0.56	(0.09)	0.47	(0.56)	—
1998	$ 9.68	0.58	0.13	0.71	(0.58)	—
1999	$ 9.81	0.57	(0.03)	0.54	(0.57)	—
2000	$ 9.78	0.58	(0.37)	0.21	(0.58)	—
2000(3)	$ 9.41	0.29	0.05	0.34	(0.28)	—
Bond Fund
1996	$ 9.95	0.59	0.03	0.62	(0.56)	—
1997	$10.01	0.61	(0.03)	0.58	(0.64)	—
1998	$ 9.95	0.60	0.45	1.05	(0.60)	—
1999	$10.40	0.55	0.02	0.57	(0.56)	(0.18)
2000	$10.24	0.58	(0.57)	0.01	(0.58)	—
2000(3)	$ 9.67	0.29	0.15	0.44	(0.29)	—
Alabama Tax-Free Income Fund
2000(6)	$10.00	0.29	(0.14)	0.15	(0.28)	—
2000(3)	$ 9.87	0.21	0.29	0.50	(0.21)	—
Value Fund
1996	$11.51	0.23	3.33	3.56	(0.23)	(0.44)
1997	$14.40	0.20	2.59	2.79	(0.21)	(1.17)
1998	$15.81	0.15	5.26	5.41	(0.15)	(2.02)
1999	$19.05	0.08	0.43	0.51	(0.08)	(1.58)
2000	$17.90	0.06	0.63	0.69	(0.06)	(1.56)
2000(3)	$16.97	0.04	0.56	0.60	(0.04)	(1.30)
Growth Fund
2000(6)	$10.00	—	0.65	0.65	—	(0.25)
2000(3)	$10.40	(0.01)	(0.12)	(0.13)	—	—

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown.
(3)	For the six-months ended October 31, 2000 (unaudited).
(4)	Computed on an annualized basis.
(5)	Reflects operations for the period from January 10, 1996 (date of initial public investment to April 30, 1996.
(6)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

			Ratio to average net assets
Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (loss)		Expense waivers reimburse- ments(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

(0.05)	$ 1.00	5.26%	0.48%		5.11%		0.22%		$445,729	—
(0.05)	$ 1.00	4.88%	0.51%		4.78%		0.20%		$524,462	—
(0.05)	$ 1.00	5.14%	0.48%		5.03%		0.19%		$631,869	—
(0.05)	$ 1.00	4.77%	0.45%		4.65%		0.19%		$687,683	—
(0.05)	$ 1.00	4.91%	0.49%		4.82%		0.40%		$852,783	—
(0.03)	$ 1.00	3.00%	0.50	%(4)	5.87	%(4)	0.39	%(4)	$954,075	—

(0.14)	$ 9.77	(0.93%)	0.85	%(4)	5.30	%(4)	0.05	%(4)	$ 78,147	61%
(0.56)	$ 9.68	4.90%	0.92%		5.59%		0.32%		$ 38,598	112%
(0.58)	$ 9.81	7.46%	0.75%		5.86%		0.44%		$ 39,969	112%
(0.57)	$ 9.78	5.58%	0.75%		5.76%		0.41%		$ 52,446	48%
(0.58)	$ 9.41	2.25%	0.64%		6.13%		0.57%		$ 64,262	85%
(0.28)	$ 9.47	3.68%	0.69	%(4)	6.00	%(4)	0.56	%(4)	$ 62,658	16%

(0.56)	$10.01	6.78%	0.87%		6.28%		0.08%		$ 83,257	28%
(0.64)	$ 9.95	5.98%	0.86%		6.18%		0.05%		$ 91,185	63%
(0.60)	$10.40	10.80%	0.84%		5.88%		0.01%		$114,650	107%
(0.74)	$10.24	5.54%	0.84%		5.26%		—		$129,897	119%
(0.58)	$ 9.67	0.15%	0.84%		5.88%		0.22%		$113,381	76%
(0.29)	$ 9.82	4.60%	0.90	%(4)	5.91	%(4)	0.20	%(4)	$129,802	23%

(0.28)	$ 9.87	1.47%	0.65	%(4)	4.17	%(4)	0.60	%(4)	$ 52,766	33%
(0.21)	$10.16	5.12%	0.62	%(4)	4.23	%(4)	0.60	%(4)	$ 53,939	5%

(0.67)	$14.40	31.51%	0.87%		1.75%		0.11%		$204,421	39%
(1.38)	$15.81	19.99%	0.94%		1.33%		0.03%		$272,665	27%
(2.17)	$19.05	36.39%	0.94%		0.77%		—		$412,857	75%
(1.66)	$17.90	5.17%	0.91%		0.48%		—		$388,731	45%
(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$329,419	45%
(1.34)	$16.23	3.85%	0.97	%(4)	0.51	%(4)	0.20	%(4)	$315,955	30%

(0.25)	$10.40	6.54%	1.15	%(4)	(0.01	%)(4)	0.20	%(4)	$ 86,367	28%
—	$10.27	(1.25%)	1.06	%(4)	(0.12	%)(4)	0.20	%(4)	$ 90,178	13%
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited)

(1) Organization

SouthTrust Funds (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”)	Diversified	To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Income Fund (“Income”)	Diversified	To provide current income.

Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.

Alabama Tax-Free Income Fund (“Alabama Tax-Free Income”)	Non-diversified	To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.

Value Fund (“Value”)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.

Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

        The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

SOUTHTRUST FUNDS, INC.
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited)

        At August 20, 1999, the following Funds received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

	Income	Alabama Tax-Free Income	Growth
SouthTrust Fund Shares Issued	660,620	5,720,032	5,087,923

Common Trust Funds Net Assets Received	$6,361,767	$57,200,317	$50,879,228

Unrealized Appreciation (Depreciation)*	$(14,647)	$(744,116)	$24,978,778

*Unrealized Appreciation (Depreciation) is included in the Common Trust Funds’ net assets acquired above.

        On August 27, 1999, Growth received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

Growth
SouthTrust Fund Shares Issued	1,931,089

Common Trust Funds Net Assets Received	$19,446,062

Unrealized Appreciation*	$9,888,439

*Unrealized Appreciation is included in the Common Trust Funds’ net assets acquired above.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

        Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

        Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

        The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the “Trustees”). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

        Federal Taxes—It is the Company’s policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited) (Continued)

        At April 30, 2000, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Year
Fund	2005	2006	2008	Total Capital Loss Carryforward
Income	$1,448,015	$73,422	$ 280,958	$1,802,395
Bond	—	—	1,071,571	1,071,571
Alabama Tax-Free Income	—	—	89,761	89,761

        Additionally, the following Funds incurred net capital losses on security transactions after October 31, 1999, which are treated as arising on May 1, 2000, the first day of the Fund’s next taxable year.

Fund	Post-October Losses
Income	$ 447,779
Bond	2,675,301
Alabama Tax-Free Income	124,767

        When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on a settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited) (Continued)

        Securities Lending—Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 100% of the current market value of the loaned securities.

        Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

        As of October 31, 2000, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$21,165,300	$21,165,300	$21,165,300

Cash collateral is held in a segregated account.

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee.

        Other—Investment transactions are accounted for on a trade date basis.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited) (Continued)

(3) Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

	U.S. Treasury		Income
	Six Months Ended October 31, 2000	Year Ended April 30, 2000	Six Months Ended October 31, 2000	Year Ended April 30, 2000
Shares sold	889,394,023	1,849,977,509	600,080	2,068,505
Shares issued in connection with the tax- free transfer of assets from the Common Trust Funds	—	—	—	660,620
Shares issued to shareholders in payment of distributions declared	5,813,820	10,774,601	35,811	121,693
Shares redeemed	(793,915,934)	(1,695,652,591)	(845,868)	(1,383,734)

Net change resulting from share transactions	101,291,909	165,099,519	(209,977)	1,467,084

	Bond		Alabama Tax-Free
	Six Months Ended October 31, 2000	Year Ended April 30, 2000	Six Months Ended October 31, 2000	Period Ended April 30, 2000(1)
Shares sold	2,630,106	1,766,348	577,246	1,004,866
Shares issued in connection with the tax- free transfer of assets from the Common Trust Funds	—	—	—	5,720,032
Shares issued to shareholders in payment of distributions declared	263,396	566,274	9,124	2,728
Shares redeemed	(1,410,714)	(3,292,199)	(622,891)	(1,381,170)

Net change resulting from share transactions	1,482,788	(959,577)	(36,521)	5,346,456

(1)	For the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited) (Continued)

	Value		Growth
	Six Months Ended October 31, 2000	Year Ended April 30, 2000	Six Months Ended October 31, 2000	Period Ended April 30, 2000(1)
Shares sold	1,404,791	1,432,486	910,321	1,764,741
Shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	7,019,012
Shares issued to shareholders in payment of distributions declared	1,469,296	1,704,804	—	8,278
Shares redeemed	(2,813,718)	(5,452,796)	(431,627)	(489,079)

Net change resulting from share transactions	60,369	(2,315,506)	478,694	8,302,952

(1)	For the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

(4) Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—SouthTrust Bank, the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
U.S. Treasury	0.50%

Income	0.60%

Bond	0.60%

Alabama Tax-Free Income	0.60%

Value	0.75%

Growth	0.75%

        Administrative Fee—Federated Administrative Services (“FAS”) provides the Company with certain administrative personnel and services. The fee is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Company for the period. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited) (Continued)

        Distribution (12b-1) Fee—The Company has adopted a Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., (“FSC”) the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s Shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

Fund	Percentage of the Average Daily Net Assets of Fund
Income	0.25%

Alabama Tax-Free Income	0.25%

Growth	0.25%

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ also maintains the Company’s accounting records for which it receives a fee. The fee is based on the level of each Fund’s average net assets for the period, plus out-of-pocket expenses.

        Organizational Expenses—Organizational expenses for Income were initially borne by FServ. Income has reimbursed FServ for these expenses. These expenses have been deferred and are being amortized over the five-year period following Income’s effective date. For the six-months ended October 31, 2000, Income expensed $1,788 of organizational expenses. Organizational expenses for the other Funds in the Company have been fully expensed.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited) (Continued)

        Deferred Compensation Plan—The Company’s independent Trustees may participate in a deferred compensation plan. Under the deferred compensation plan, Trustees may elect to defer 50% or 100% of the compensation they earn as Trustees. Amounts deferred will be invested in Shares of one or more eligible Funds as defined under the Plan.

        General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six-months ended October 31, 2000, were as follows:

Fund	Purchases	Sales
Income	$ 9,911,606	$ 9,609,776

Bond	45,130,738	26,872,420

Alabama Tax-Free Income	2,763,175	2,844,423

Value	92,498,991	117,873,030

Growth	16,863,751	11,171,446

(6) Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 2000, 63.8% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 38.1% of total investments.
TRUSTEES	OFFICERS

Charles G. Brown, III Russell W. Chambliss Thomas M. Grady Lawrence W. Greer Billy L. Harbert, Jr. William O. Vann	Charles G. Brown, III Chairman Edward C. Gonzales President Beth S. Broderick Vice President and Treasurer Peter J. Germain Vice President C. Todd Gibson Secretary John D. Johnson Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Company’s prospectuses, which contain facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

No Bank Guarantee       Not FDIC Insured      May Lose Value

No Bank Guarantee   Not FDIC Insured   May Lose Value

Investment Adviser: SouthTrust Bank

Distributor: Federated Securities Corp.

Cusip 844734103

Cusip 844734400

Cusip 844734202

Cusip 844734608

Cusip 844734301

Cusip 844734509

3110408 (12/00)